Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of March 16, 2023 by and among ScoutCam Inc., a Nevada corporation (the “Company”) and the entities listed in Exhibit A attached hereto (each, an “Investor”, and collectively, the “Investors”, and together with the investor under the Concurrent Registration Rights Agreement, the “Eligible Investors”). Capitalized terms used herein have the respective meanings ascribed thereto in that certain Stock Purchase Agreement by and among the Company and the Investors (as defined therein), dated March 16, 2023 (the “Purchase Agreement”) unless otherwise defined herein.

Concurrently with the execution of this Agreement and the Purchase Agreement, the Company is entering into that certain Stock Purchase Agreement and that certain Registration Rights Agreement by and among the Company and the Investor listed therein, such agreements to be subject to substantially the same terms as those set forth in the Purchase Agreement and herein, respectively (the “Concurrent SPA” and “Concurrent Registration Rights Agreement”, respectively).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Business Days” means any day other than a Saturday, Sunday or other day on which commercial banks in the United States are authorized or required by law to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any rules and regulations thereunder.

“Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Common Stock issued to the Investors under the Purchase Agreement, (ii) the shares of Common Stock underlying the Warrants issued to the Investors under the Purchase Agreement, (iii) the shares of Common Stock issued to an Eligible Investor under the Concurrent SPA, (iv) the shares of Common Stock underlying the Warrants issued to an Eligible Investor under the Concurrent SPA, (v) any other shares of Common Stock and shares of Common Stock underlying warrants to purchase shares of Common Stock, to the extent issued to an Eligible Investor prior to the date hereof, and (vi) any other securities issued or issuable with respect to or in exchange for such shares of Common Stock or the shares of Common Stock underlying such warrants, whether by merger, charter amendment, or otherwise; provided, that, a security shall cease to be a Registrable Security (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected holders, as reasonably determined by the Company, upon the advice of counsel to the Company and the Transfer Agent has issued certificates for such Registrable Securities to the holder thereof, or as such holder may direct, without any restrictive legend.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statement. Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the “Closing Date”), the Company shall use commercially reasonable efforts to prepare and file with the Commission, within one hundred and twenty (120) days after the Closing Date, one Registration Statement on Form S-1 (or such other form of registration that is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities. No Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Except for other Eligible Investors, such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investors.

The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their respective counsel prior to its filing or other submission.

(b) Expenses. The Company will pay all expenses associated with effecting the registration of the Registrable Securities, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold or any fees of any of the Investors’ counsel.

(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have any Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investors) disclose to the Investors any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay, and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d) Rule 415; Cutback. To the extent applicable, if at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Eligible Investor to be named as an “underwriter”, the Company shall use its best efforts to persuade the Commission that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that such Eligible Investor is not an “underwriter”. The Eligible Investors shall have the right to participate or have their respective counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have their respective counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which any Eligible Investor’s counsel reasonably objects. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the Commission refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Eligible Investor as an “underwriter” in such Registration Statement without the prior written consent of such Eligible Investor. Any cut-back imposed on any Eligible Investor pursuant to this Section 2(d) shall be allocated among the Eligible Investors included in such Registration Statement on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Eligible Investors otherwise agree; No liquidated damages shall accrue as to any Cut Back Shares until such date on which the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 shall again be applicable to such Cut Back Shares.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold or otherwise disposed of pursuant to the Registration Statement or in a transaction in which the transferee receives freely tradable shares, (ii) the date on which the Registrable Securities no longer constitute “Registrable Securities” pursuant to the definition thereof, and (iii) the third anniversary of the closing date of the Purchase Agreement (the “Effectiveness Period”) and advise the Investors in writing when the Effectiveness Period has expired;

(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit each Investor’s respective designated counsel to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the Commission and not file any document to which such counsel reasonably objects;

(d) furnish to the Investors and their respective legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities respectively owned by the Investors that are covered by the related Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) immediately notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the Commission and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act; and

(j) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold pursuant to a Registration Statement, Rule 144 or otherwise in a transaction in which the transferee receives freely tradable shares; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to an Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

4. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investors of the information the Company requires from them, if such Investors elect to have any of their respective Registrable Securities included in the Registration Statement. Each Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement, if such Investor elects to have any of its Registrable Securities included in the Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Investor is advised by the Company that such dispositions may again be made.

(d) Each Investor agrees that it will not sell, dispose or otherwise transfer its Registrable Securities other than (i) pursuant to the Plan of Distribution contained in the Registration Statement covering such Registrable Securities, (ii) in accordance with the requirements of Rule 144 or (ii) in a transaction exempt from the registration requirements of the Securities Act and as to which the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act.

5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless the Investors and their respective officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained or required to be contained, respectively, in any registration statement, any prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf and will reimburse the Investor, and its officers, directors or members and its controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Investor or any of its controlling persons in writing specifically for use in such registration statement or prospectus, or, (ii) in the event of the use by such Investor of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Investor and prior to the receipt by such Investor of the Company’s written confirmation that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

(b) Indemnification by the Investors. Each Investor agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, agents, stockholders and each person who controls the Company (within the meaning of the Securities Act), and the directors, officers, employees and agents of such controlling person, against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.6 of the Purchase Agreement.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. Each Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investors; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be delivered via facsimile or other form of electronic communication, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. The parties (a) hereby irrevocably and unconditionally submit to the sole and exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

- Signature Pages Follow -

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ScoutCam Inc.

	By:	/s/ Yehu Ofer
	Name:	Yehu Ofer
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	The Phoenix Insurance Company Ltd.

	By:	/s/ Dan Kerner
	Name:	Dan Kerner
	Title:	Head of Nostro Investments

Investor:	Shotfut Menayot Israel – Phoenix Amitim

	By:	/s/ Yehuda Indig
	Name:	Yehuda Indig
	Title:	Head of OPM Investments

Exhibit A

List of Investors

Name of Investor
1.	The Phoenix Insurance Company Ltd.
2.	Shotfut Menayot Israel – Phoenix Amitim